UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2006
National Atlantic Holdings Corporation
(Exact name of registrant as specified in its charter)

New Jersey	000-51127	223316586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Paragon Way, Freehold, New Jersey		07728

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	732-665-1100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: SLIDE PRESENTATION

Item 7.01 Regulation FD Disclosure.
On June 8, 2006, James V. Gorman, Chairman and Chief Executive Officer of National Atlantic Holdings Corporation, will deliver a company presentation at the Sandler O’Neill & Partners, L.P. 2006 Financial Services Conference to be held on June 8 and 9, 2005 in New York, New York. The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 7.01 by reference thereto, will be utilized by Mr. Gorman in his presentation at such conference and are furnished pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits.
Slides to be used by James V. Gorman at the Sandler O’Neill & Partners, L.P. 2006 Financial Services Conference on June 8, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Atlantic Holdings Corporation

June 7, 2006	By:	Frank J. Prudente

Name: Frank J. Prudente
Title: Executive Vice President, Treasurer and Chief
Accounting Officer